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                                                                    Exhibit 99.1

                    CERTIFICIATION OF CHIEF EXECUTIVE OFFICER
                   PURSUANT TO SECTION 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William J. Reuter, Chief Executive Officer of Susquehanna Bancshares, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the "Report") filed with the Securities and Exchange Commission as of the date hereof:

     (1) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.(S)78m(a) or(S)78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                                            /s/ William J. Reuter
                                            ------------------------------------
                                            William J. Reuter
                                            Chief Executive Officer

                                            August 13, 2002